DERIVED INFORMATION 5/14/04

$11,000,000

Class B-2

Subordinate Certificates Offered

(Approximate)

Home Equity Pass-Through Certificates, Series 2004-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the "Information".

The Information has been provided by Credit Suisse First Boston LLC. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and

HEAT 2004-4
FOR INTERNAL DISTRIBUTION ONLY
CLASS B-3

Prepayment Speed	Pricing	Pricing
Losses	Straight CDR	Straight CDR
Loss Severity	35%	35%
Lag	12 Months	12 Months
LIBOR	Forward	Forward + 200
Optional Redemption	N	N
Triggers Fail	Y	Y

Class B-3
Principal Writedown	0.00%	0.00%
BE CDR*	7.4%	5.0%
Cum Loss	7.0%	5.0%
Cum Default	19.8%	14.2%

*BE CDR = The highest CDR where the principal balance of the B-3 class is not written down.
100% PPC - Fixed = 4.60% CPR in month1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.
100% PPC - ARMs = 27% CPR in month 1 and remaining at 27% CPR thereafter.

	PRICE-YIELD TABLE
	Discount Margins Assuming:
	LIBOR Fwd
	35% severity
	run to maturity
	triggers hit
	12 mo lag
	1m libor spread on B-3 is 400 bps
	CDR Curve # 1
		Prepayment Speed
		75 PPC	100 PPC	150 PPC
	95.0000	474	486	511
	95.5000	468	478	501
	96.0000	461	471	491
	96.5000	455	463	481
	97.0000	448	456	471
	97.5000	442	448	462
	98.0000	435	441	452
	98.5000	429	434	443
	99.0000	423	427	433
	99.5000	417	420	424
Price	100.0000	410	412	414
	100.5000	404	405	405
	101.0000	398	398	396
	101.5000	392	391	387
	102.0000	386	385	377
	102.5000	380	378	368
	103.0000	374	371	359
	103.5000	368	364	350
	104.0000	362	357	341
	104.5000	356	351	333
	105.0000	351	344	324

	WAL for Princ Pmts	14.30	10.84	6.94
	Principal Window	Jan18 - Jul19	Oct14 - Dec15	Jan11 - Oct11
	Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
	Total Collat Loss (Collat Maturity)	4.32%	3.38%	2.22%

	PRICE-YIELD TABLE
	Discount Margins Assuming:
	LIBOR Fwd
	35% severity
	run to maturity
	triggers hit
	12 mo lag
	1m libor spread on B-3 is 400 bps
	CDR Curve # 2
		Prepayment Speed
		75 PPC	100 PPC	150 PPC
	95.0000	476	487	511
	95.5000	469	479	501
	96.0000	462	472	491
	96.5000	456	464	481
	97.0000	449	457	472
	97.5000	443	449	462
	98.0000	436	442	453
	98.5000	430	435	443
	99.0000	423	427	434
	99.5000	417	420	424
Price	100.0000	411	413	415
	100.5000	405	406	406
	101.0000	398	399	397
	101.5000	392	392	387
	102.0000	386	385	378
	102.5000	380	378	369
	103.0000	374	371	360
	103.5000	368	364	351
	104.0000	362	357	343
	104.5000	356	350	334
	105.0000	350	343	325

	WAL for Princ Pmts	13.84	10.56	6.91
	Principal Window	Aug17 - Feb19	Jul14 - Aug15	Jan11 - Oct11
	Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
	Total Collat Loss (Collat Maturity)	5.59%	4.39%	2.91%

	PRICE-YIELD TABLE
	Discount Margins Assuming:
	LIBOR Fwd
	35% severity
	run to maturity
	triggers hit
	12 mo lag
	1m libor spread on B-3 is 400 bps
	CDR Curve # 3
		Prepayment Speed
		75 PPC	100 PPC	150 PPC
	95.0000	478	487	404
	95.5000	471	480	396
	96.0000	464	472	388
	96.5000	458	465	380
	97.0000	451	458	373
	97.5000	444	450	365
	98.0000	438	443	357
	98.5000	431	436	350
	99.0000	425	429	342
	99.5000	418	422	335
Price	100.0000	412	415	327
	100.5000	405	408	320
	101.0000	399	401	313
	101.5000	393	394	305
	102.0000	386	387	298
	102.5000	380	380	291
	103.0000	374	373	284
	103.5000	368	366	277
	104.0000	362	360	270
	104.5000	356	353	263
	105.0000	350	346	256

	WAL for Princ Pmts	12.98	10.61	10.14
	Principal Window	Oct16 - Mar18	Jul14 - Sep15	Oct12 - Apr34
	Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	961,568.53 (8.74%)
	Total Collat Loss (Collat Maturity)	7.88%	6.28%	4.23%

	PRICE-YIELD TABLE
	Discount Margins Assuming:
	LIBOR Fwd + 200
	35% severity
	run to maturity
	triggers hit
	12 mo lag
	1m libor spread on B-3 is 400 bps
	CDR Curve # 1
		Prepayment Speed
		75 PPC	100 PPC	150 PPC
	95.0000	426	437	458
	95.5000	418	429	448
	96.0000	411	421	438
	96.5000	404	413	428
	97.0000	397	405	418
	97.5000	390	397	408
	98.0000	383	389	399
	98.5000	376	381	389
	99.0000	369	373	380
	99.5000	362	365	370
Price	100.0000	355	358	361
	100.5000	348	350	351
	101.0000	342	343	342
	101.5000	335	335	333
	102.0000	328	328	324
	102.5000	322	320	315
	103.0000	315	313	305
	103.5000	309	305	296
	104.0000	302	298	288
	104.5000	296	291	279
	105.0000	289	284	270

	WAL for Princ Pmts	14.33	10.86	7.51
	Principal Window	Feb18 - Aug19	Oct14 - Dec15	Jul11 - Jun12
	Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
	Total Collat Loss (Collat Maturity)	4.33%	3.38%	2.22%

	PRICE-YIELD TABLE
	Discount Margins Assuming:
	LIBOR Fwd + 200
	35% severity
	run to maturity
	triggers hit
	12 mo lag
	1m libor spread on B-3 is 400 bps
	CDR Curve # 2
		Prepayment Speed
		75 PPC	100 PPC	150 PPC
	95.0000	427	431	434
	95.5000	420	423	425
	96.0000	413	416	417
	96.5000	405	408	408
	97.0000	398	400	399
	97.5000	391	392	390
	98.0000	384	385	382
	98.5000	377	377	373
	99.0000	370	370	365
	99.5000	363	362	356
Price	100.0000	356	355	348
	100.5000	349	348	340
	101.0000	343	340	331
	101.5000	336	333	323
	102.0000	329	326	315
	102.5000	323	319	307
	103.0000	316	312	299
	103.5000	310	305	291
	104.0000	303	298	283
	104.5000	297	291	275
	105.0000	290	284	267

	WAL for Princ Pmts	13.87	11.32	8.96
	Principal Window	Sep17 - Feb19	Mar15 - Jun16	Jun12 - Oct14
	Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
	Total Collat Loss (Collat Maturity)	5.59%	4.40%	2.91%

	PRICE-YIELD TABLE
	Discount Margins Assuming:
	LIBOR Fwd + 200
	35% severity
	run to maturity
	triggers hit
	12 mo lag
	1m libor spread on B-3 is 400 bps
	CDR Curve # 3
		Prepayment Speed
		75 PPC	100 PPC	150 PPC
	95.0000	-5408	-5516	-4925
	95.5000	-5427	-5536	-4944
	96.0000	-5447	-5556	-4963
	96.5000	-5467	-5577	-4982
	97.0000	-5486	-5596	-5001
	97.5000	-5506	-5616	-5020
	98.0000	-5525	-5636	-5039
	98.5000	-5544	-5656	-5057
	99.0000	-5563	-5675	-5076
	99.5000	-5582	-5694	-5094
Price	100.0000	-5601	-5714	-5112
	100.5000	-5620	-5733	-5130
	101.0000	-5638	-5752	-5148
	101.5000	-5657	-5771	-5166
	102.0000	-5675	-5789	-5184
	102.5000	-5693	-5808	-5202
	103.0000	-5711	-5827	-5219
	103.5000	-5729	-5845	-5237
	104.0000	-5747	-5863	-5254
	104.5000	-5765	-5882	-5271
	105.0000	-5783	-5900	-5288

	WAL for Princ Pmts	0.00	0.00	0.00
	Principal Window	NA - NA	NA - NA	NA - NA
	Principal Writedown	11,000,000.00 (100.00%)	11,000,000.00 (100.00%)	11,000,000.00 (100.00%)
	Total Collat Loss (Collat Maturity)	7.89%	6.28%	4.23%

CPIM requests for HEAT 04-3
Classes B-2 & B-3

1 I would like 2 breakeven intex runs

Assumptions:	Run 1 LIBOR fwd 35% severity run to maturity triggers hit 12 mo lag	Run 2 LIBOR fwd + 200 35% severity run to maturity triggers hit 12 mo lag

Outputs:	Breakeven cumulative loss and CDR

2 I would like 6 Intex yield tables generated

Assume		Table 1 LIBOR Fwd 35% severity run to maturity triggers hit 12 mo lag	Table 2 LIBOR Fwd 35% severity run to maturity triggers hit 12 mo lag	Table 3 LIBOR Fwd 35% severity run to maturity triggers hit 12 mo lag	Table 4 LIBOR Fwd + 200 35% severity run to maturity triggers hit 12 mo lag	Table 5 LIBOR Fwd + 200 35% severity run to maturity triggers hit 12 mo lag	Table 6 LIBOR Fwd + 200 35% severity run to maturity triggers hit 12 mo lag

Rows		Price	Price	Price	Price	Price	Price
Columns		75, 100, and 150 PPC	75, 100, and 150 PPC	75, 100, and 150 PPC	75, 100, and 150 PPC	75, 100, and 150 PPC	75, 100, and 150 PPC

CDR	Month							Curve1	Curve2	Curve3
	1	1.89%	2.52%	3.78%	1.89%	2.52%	3.78%	1.8914775	2.5219700	3.7829550
	2	2.04%	2.72%	4.09%	2.04%	2.72%	4.09%	2.0437350	2.7249800	4.0874700
	3	2.19%	2.92%	4.38%	2.19%	2.92%	4.38%	2.1914475	2.9219300	4.3828950
	4	2.33%	3.11%	4.67%	2.33%	3.11%	4.67%	2.3346150	3.1128200	4.6692300
	5	2.47%	3.30%	4.95%	2.47%	3.30%	4.95%	2.4732375	3.2976500	4.9464750
	6	2.61%	3.48%	5.21%	2.61%	3.48%	5.21%	2.6073150	3.4764200	5.2146300
	7	2.74%	3.65%	5.47%	2.74%	3.65%	5.47%	2.7368475	3.6491300	5.4736950
	8	2.86%	3.82%	5.72%	2.86%	3.82%	5.72%	2.8618350	3.8157800	5.7236700
	9	2.98%	3.98%	5.96%	2.98%	3.98%	5.96%	2.9822775	3.9763700	5.9645550
	10	3.10%	4.13%	6.20%	3.10%	4.13%	6.20%	3.0981750	4.1309000	6.1963500
	11	3.21%	4.28%	6.42%	3.21%	4.28%	6.42%	3.2095275	4.2793700	6.4190550
	12	3.32%	4.42%	6.63%	3.32%	4.42%	6.63%	3.3163350	4.4217800	6.6326700
	13	3.42%	4.56%	6.84%	3.42%	4.56%	6.84%	3.4185975	4.5581300	6.8371950
	14	3.52%	4.69%	7.03%	3.52%	4.69%	7.03%	3.5163150	4.6884200	7.0326300
	15	3.61%	4.81%	7.22%	3.61%	4.81%	7.22%	3.6094875	4.8126500	7.2189750
	16	3.70%	4.93%	7.40%	3.70%	4.93%	7.40%	3.6981150	4.9308200	7.3962300
	17	3.78%	5.04%	7.56%	3.78%	5.04%	7.56%	3.7821975	5.0429300	7.5643950
	18	3.86%	5.15%	7.72%	3.86%	5.15%	7.72%	3.8617350	5.1489800	7.7234700
	19	3.94%	5.25%	7.87%	3.94%	5.25%	7.87%	3.9367275	5.2489700	7.8734550
	20	4.01%	5.34%	8.01%	4.01%	5.34%	8.01%	4.0071750	5.3429000	8.0143500
	21	4.07%	5.43%	8.15%	4.07%	5.43%	8.15%	4.0730775	5.4307700	8.1461550
	22	4.13%	5.51%	8.27%	4.13%	5.51%	8.27%	4.1344350	5.5125800	8.2688700
	23	4.19%	5.59%	8.38%	4.19%	5.59%	8.38%	4.1912475	5.5883300	8.3824950
	24	4.24%	5.66%	8.49%	4.24%	5.66%	8.49%	4.2435150	5.6580200	8.4870300
	25	4.29%	5.72%	8.58%	4.29%	5.72%	8.58%	4.2912375	5.7216500	8.5824750
	26	4.33%	5.78%	8.67%	4.33%	5.78%	8.67%	4.3344150	5.7792200	8.6688300
	27	4.37%	5.83%	8.75%	4.37%	5.83%	8.75%	4.3730475	5.8307300	8.7460950
	28	4.41%	5.88%	8.81%	4.41%	5.88%	8.81%	4.4071350	5.8761800	8.8142700
	29	4.44%	5.92%	8.87%	4.44%	5.92%	8.87%	4.4366775	5.9155700	8.8733550
	30	4.46%	5.95%	8.92%	4.46%	5.95%	8.92%	4.4616750	5.9489000	8.9233500
	31	4.48%	5.98%	8.96%	4.48%	5.98%	8.96%	4.4821275	5.9761700	8.9642550
	32	4.50%	6.00%	9.00%	4.50%	6.00%	9.00%	4.4980350	5.9973800	8.9960700
	33	4.51%	6.01%	9.02%	4.51%	6.01%	9.02%	4.5093975	6.0125300	9.0187950
	34	4.52%	6.02%	9.03%	4.52%	6.02%	9.03%	4.5162150	6.0216200	9.0324300
	35	4.52%	6.02%	9.04%	4.52%	6.02%	9.04%	4.5184875	6.0246500	9.0369750
	36	4.52%	6.02%	9.03%	4.52%	6.02%	9.03%	4.5162150	6.0216200	9.0324300
	37	4.51%	6.01%	9.02%	4.51%	6.01%	9.02%	4.5093975	6.0125300	9.0187950
	38	4.50%	6.00%	9.00%	4.50%	6.00%	9.00%	4.4980350	5.9973800	8.9960700
	39	4.48%	5.98%	8.96%	4.48%	5.98%	8.96%	4.4821275	5.9761700	8.9642550
	40	4.46%	5.95%	8.92%	4.46%	5.95%	8.92%	4.4616750	5.9489000	8.9233500
	41	4.44%	5.92%	8.87%	4.44%	5.92%	8.87%	4.4366775	5.9155700	8.8733550
	42	4.41%	5.88%	8.81%	4.41%	5.88%	8.81%	4.4071350	5.8761800	8.8142700
	43	4.37%	5.83%	8.75%	4.37%	5.83%	8.75%	4.3730475	5.8307300	8.7460950
	44	4.33%	5.78%	8.67%	4.33%	5.78%	8.67%	4.3344150	5.7792200	8.6688300
	45	4.29%	5.72%	8.58%	4.29%	5.72%	8.58%	4.2912375	5.7216500	8.5824750
	46	4.24%	5.66%	8.49%	4.24%	5.66%	8.49%	4.2435150	5.6580200	8.4870300
	47	4.19%	5.59%	8.38%	4.19%	5.59%	8.38%	4.1912475	5.5883300	8.3824950
	48	4.13%	5.51%	8.27%	4.13%	5.51%	8.27%	4.1344350	5.5125800	8.2688700
	49 to maturity	2.25%	3.00%	4.50%	2.25%	3.00%	4.50%	2.2500000	3.0000000	4.5000000